UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
 TRI-CONTINENTAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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225 Franklin Street
Boston, Massachusetts 02110
Toll-Free Telephone (800) 345-6611

Notice of Annual Meeting of Stockholders
to be held on April 14, 2011

To the Stockholders:

The 81st Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 14, 2011, at 2 p.m., local time, for the following purposes:

(1)	To elect three Directors, each to hold office until the 2014 Annual Meeting of Stockholders and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm;

(3)	To consider a proposal to change the Corporation’s fundamental investment policy regarding securities lending; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 16, 2011 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-866-316-3922.

By order of the Board of Directors,

Scott R. Plummer
Secretary

Dated: Minneapolis, MN, February 18, 2011

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly.

February 18, 2011

225 Franklin Street
Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 14, 2011

This Proxy Statement is furnished to you in connection with the solicitation of Proxies by Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 81st Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 14, 2011 at 2 p.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about February 25, 2011.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1, (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2) and (iii) FOR the approval of the change to the Corporation’s fundamental investment policy regarding securities lending (Proposal 3). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 16, 2011 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 66,259,156 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the votes. For purposes of the vote on approval of the change to the Corporation’s fundamental investment policy (Proposal 3), abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation. RiverSource Investments, LLC changed its name to Columbia Management Investment Advisers, LLC effective as of May 1, 2010, in connection with Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America. Columbia Management also serves as administrative services agent to the Corporation and provides or compensates others to provide administrative services to the Corporation and the other funds in the Columbia Family of Funds. Prior to January 1, 2011, Ameriprise Financial served as administrative services agent for the Corporation. Columbia Management is located at 100 Federal Street, Boston MA 02110, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Columbia Management Investment Services Corp. (“CMIS”) serves as the Corporation’s stockholder servicing agent. CMIS is an affiliate of Columbia Management. The principal address of CMIS is One Financial Center, Boston, MA 02111. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-345-6611.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to CMIS at Tri-Continental Corporation, P.O. Box 8099 Boston, MA 02266-8099 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-345-6611. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Election of Directors
(Proposal 1)

The Corporation’s stockholders elect members of the Corporation’s Board of Directors (the “Board”) that oversee the Corporation’s operations. The Board is presently comprised of ten Directors. Under the current Board policy, members generally serve until the end of the Board meeting following the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board. The Board is divided into three classes, which currently consists of two classes of three Directors and one class of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

At the Meeting, three Directors are to be elected. Mses. Patricia M. Flynn and Catherine James Paglia and Mr. Stephen R. Lewis, Jr., each of whose current term will expire at the 2011 Meeting, have been unanimously recommended by the Board Governance Committee of the Board for election to the class whose term will expire in 2014 and when their successors are elected and qualify.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Flynn and Paglia and Mr. Lewis. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board of Directors recommend.

Background information regarding Mses. Flynn and Paglia and Mr. Lewis, as well as the other Directors of the Corporation, follows. Each member currently oversees 145 portfolios in the Columbia Family of Funds managed by Columbia Management, including the Corporation.

Term of
Office if
Elected and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Independent Director Nominees

Patricia M. Flynn 901 Marquette Ave. South Minneapolis, MN 55402 Age 60	2011-2014; Board member since November 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the Columbia Family of Funds	Board Governance, Contracts, Investment Review

Stephen R. Lewis, Jr. 901 Marquette Ave. South Minneapolis, MN 55402 Age 72	2011-2014; Board member and Chair of Board since November 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the Columbia Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Catherine James Paglia 901 Marquette Ave. South Minneapolis, MN 55402 Age 58	2011-2014; Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the Columbia Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Other Directors

The other Directors of the Corporation who are not standing for election in 2011 are:

Term of
Office and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Independent Directors

Kathleen Blatz 901 Marquette Ave. South Minneapolis, MN 55402 Age 56	2009-2012; Board member since November 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	Other funds in the Columbia Family of Funds	Board Governance, Compliance, Investment Review, Audit

Pamela G. Carlton 901 Marquette Ave. South Minneapolis, MN 55402 Age 56	2009-2012; Board member since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the Columbia Family of Funds	Investment Review, Audit

Anne P. Jones* 901 Marquette Ave. South Minneapolis, MN 55402 Age 76	2010-2012 Board member since November 2008	Attorney and Consultant	Other funds in the Columbia Family of Funds	Compliance, Executive, Investment Review, Audit

John F. Maher 901 Marquette Ave. South Minneapolis, MN 55402 Age 67	2010-2013; Board member since December 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	Other funds in the Columbia Family of Funds	Investment Review, Audit

Leroy C. Richie 901 Marquette Ave. South Minneapolis, MN 55402 Age 69	2010-2013; Board member since 2000	Counsel, Lewis & Munday, P.C. since 2004; and former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and, OGE Energy Corp. (energy and energy services); other funds in the Columbia Family of Funds	Contracts, Investment Review

Alison Taunton-Rigby 901 Marquette Ave. South Minneapolis, MN 55402 Age 66	2009-2012; Board member since November 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the Columbia Family of Funds	Contracts, Executive, Investment Review

Term of
Office and
	Length of		Present or Past
	Time Served	Principal Occupation(s)	(within past 5 years) Other	Committee
Name, Address, Age	for Corporation	During Past 5 Years	Directorships	Memberships

Interested Director**

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	2010-2013; Board member and Vice President since November 2008	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	Other funds in the Columbia Family of Funds	None

*	It is expected that Ms. Jones will retire from the Corporation’s Board in April 2011.
**	Interested person by reason of being an officer, director, security holder and employee of Columbia Management and/or Ameriprise Financial.

Beneficial Ownership of Shares of the Corporation and Columbia Family of Funds

As at December 31, 2010, each Director (and Nominee) beneficially owned shares of the Corporation and the other investment companies in the Columbia Family of Funds as follows:

Aggregate Dollar Range of Equity Securities Owned
by Director or Nominee of All Funds
	Dollar Range of Equity Securities	Overseen or to be Overseen by Director
	Owned by Director	or Nominee of Columbia Family
Name of Director/Nominee	or Nominee of the Corporation	of Funds

Independent Directors/Nominees
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	Over $100,000
Patricia M. Flynn	$10,001-$50,000	Over $100,000
Anne P. Jones	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
John F. Maher	$50,001-$100,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	$50,001-$100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000
Interested Director
William F. Truscott	$10,001-$50,000	Over $100,000

As of December 31, 2010, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation’s Common Stock, and did not own shares of the Corporation’s Preferred Stock.

Board Committees

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters with the Corporation’s Chief Compliance Officer, counsel to the independent Directors, and representatives of the Corporation’s service providers and overseeing Board Services Corporation. The Board initially approved the Corporation’s investment management services agreement (the “Management Agreement”) and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was most recently re-approved by the Board at a meeting held in April 2010. The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees the Corporation’s risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The Board of Directors met 11 times during the year ended December 31, 2010. The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., they are independent directors). The table above providing biographical and other information about each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the Columbia Family of Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 6 times during the year ended December 31, 2010.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.columbiamanagement.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each independent Director, as encapsulated in their bios included above.

The Board believes that the Corporation is well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Audit
		For Profit	Non-Profit;					Committee;
		CIO/CFO;	Government;		Legal;			Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Expert
Blatz	MN		X		X	X

Carlton	NY			X	X			X

Flynn	MA						X

Jones	MD				X			X

Lewis	MN		X				X

Maher	CT	X		X				X

Paglia	NY	X		X				X

Richie	MI	X			X

Taunton-Rigby	MA	X		X				X

With respect to the directorship of Mr. Truscott, who is not an independent Director, the committee and the Board have concluded that having a senior member of the Manager serve on the Board can facilitate the independent Directors’ increased access to information regarding the Manager, which is the Corporations’s most significant service provider.

Compliance Committee. This committee supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 5 times during the year ended December 31, 2010.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 6 times during the year ended December 31, 2010.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2010.

Investment Review Committee. This committee reviews and oversees the management of the Corporation’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 5 times during the year ended December 31, 2010.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the Corporation’s risks by, among other things, meeting with the Corporation’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This Committee acts as a liason between the independent auditors and the full Board of Directors and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at www.columbiamanagement.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 16, 2011, is attached to this Proxy Statement as Appendix 1. This committee met 8 times during the year ended December 31, 2010.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Suite 2801, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Vice President, is as follows:

Office, Term of
Office and
Length of
Name, Address, Age	Time Served*	Principal Occupation During Past Five Years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 2008	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since January 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Office, Term of
Office and
Length of
Name, Address, Age	Time Served*	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since November 2008	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since May 2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since May 2010	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

Office, Term of
Office and
Length of
Name, Address, Age	Time Served*	Principal Occupation During Past Five Years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer and Identity Theft Prevention Officer since November 2008	Anti — Money Laundering Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since 2008; Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to the other independent Board members.

The independent Board members are paid an annual retainer of $125,000. Committee and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $430,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent Board members are the aggregate director/trustee fees paid by all of the funds (other than any fund of funds) in the Columbia Family of Funds, including the Corporation. These fees are accrued monthly based upon the relative net assets of these funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the Columbia Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

Total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2010 were as follows:

Number of		Aggregate Direct
Independent Directors	Capacity in which Remuneration was Received	Remuneration

9	Directors and Members of Committees and Sub-Committees	$22,620.28

In addition, the attendance, retainer, committee and/or sub-committee fees paid to a current Director of the Corporation and from all funds in the Columbia Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2010 was as follows:

			Total Compensation
	Aggregate	Pension or Retirement	From Corporation and
	Compensation	Benefits Accrued as	Columbia Family of
Name	From Corporation	Part of Corporation Expenses	Funds*

Kathleen Blatz	$2,247.54	-0-	$201,227.42
Pamela G. Carlton**	2,191.33	-0-	196,227.42
Patricia M. Flynn**	2,360.60	-0-	210,475.26
Anne P. Jones	2,279.22	-0-	203,727.42
Stephen R. Lewis, Jr.**	4,467.16	-0-	400,502.61
John F. Maher**	2,349.17	-0-	210,000.04
Catherine James Paglia	2,279.22	-0-	203,727.42
Leroy C. Richie	2,223.02	-0-	198,727.42
Alison Taunton-Rigby	2,223.02	-0-	198,727.42

*	For the year ended December 31, 2010, there were 145 portfolios in the Columbia Family of Funds, including the Corporation.

**	Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $110,000, $86,000 and $210,000, respectively.

No compensation is paid by the Corporation or other funds in the Columbia Family of Funds to Directors or officers of the Corporation or other funds in the Columbia Family of Funds, as applicable, who are employees or officers of the Manager or its affiliates.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote
FOR
the Election of Each of the Nominees to Serve as Director of the Corporation.

Ratification of Selection of Independent Registered Public Accounting Firm
(Proposal 2)

On January 13, 2011, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Corporation for 2011. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009 the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the Columbia Family of Funds since July 2007. In connection with the acquisition of J. & W. Seligman & Co. Incorporated, the Corporation’s predecessor investment manager, and the Corporation becoming part of the RiverSource Family of Funds (now the Columbia Family of Funds), the Audit Committee and Board then determined that it would be in the best interest of the Corporation if one independent registered public accounting firm were to perform audit services for all funds in the fund complex. Ernst & Young LLP was chosen due to the fact that the firm is familiar with the management team, as well as the management and operations of the funds advised by management.

Neither the Corporation’s Charter nor the Corporation’s Bylaws require that the Stockholders ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Ernst & Young LLP, but may determine to nonetheless retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of Ernst & Young LLP. A representative of Ernst & Young LLP will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Ernst & Young LLP, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Corporation.

Ernst & Young LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Ernst & Young LLP has also rendered audit/non-audit services to the Manager, and other entities controlling, controlled by, or under common control with Columbia Management (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by Ernst & Young LLP to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Aggregate fees billed to the Corporation for professional services provided to the Corporation for 2010 and 2009 by Ernst & Young LLP were as follows:

	2010	2009

AUDIT FEES*	$61,987	$61,625
AUDIT-RELATED FEES*	34,591	32,792
TAX FEES*	5,564	4,048
ALL OTHER FEES*	—	—

*	100% of the services performed during 2010 and 2009 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are fees for additional audit-related services rendered related to the semi-annual financial statement review, the transfer agent Rule 17Ad-13 review, the Corporation’s representations to the NYSE relating to internal controls over transfer agency and registrar functions, and other consultation and services reasonably related to the performance of the audit for the Corporation. Tax fees include amounts related to tax compliance services rendered for the Corporation. “All Other Fees” include additional professional services rendered for the Corporation.

Aggregate fees billed by Ernst & Young LLP for non-audit services provided to the Corporation and for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation were $3,005,956 and $835,526 for 2010 and 2009, respectively, all of which were pre-approved by the Ameriprise Financial Audit Committee and/or the Corporation’s Audit Committee.

The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Ernst & Young LLP. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Corporation and such services are directly related to the operations and financial reporting of the Corporation. Amounts pre-approved for such services were $95,840 and $60,000 in 2010 and 2009, respectively, for tax consulting services and a subscription to a tax database; and $96,000 for audit related services for an internal controls review performed initially in 2010. The Audit Committee has generally delegated pre-approval authority to Ms. Anne P. Jones, the Chair of the Audit Committee until her expected retirement from the Board in April 2011. Ms. Jones, and then her successor Ms. Carlton, will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Corporation.

Change in Fundamental Investment Policy
(Proposal 3)

The Corporation has certain investment policies that are fundamental. This means the policies can only be changed with the approval of the Corporation’s stockholders (as explained below). Columbia Management recommended to the Board that the Corporation’s fundamental policy with respect to the lending of its portfolio securities be modified in order to more standardize the policies for all funds in the Columbia Family of Funds, which includes the Corporation. Columbia Management believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies for all funds in the Columbia Family of Funds.

The Corporation’s current securities lending policy is as follows (the italicized portion relates to the Corporation’s securities lending policy):

“[The Corporation] may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.”

The Board recommends that the Corporation’s fundamental policy with respect to lending of portfolio securities be replaced with the following policy:

“The Corporation will not lend securities if the total of all such loans would exceed 33 1/3% of the Corporation’s total assets except this fundamental investment policy shall not prohibit the Corporation from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.”

The adoption of the revised policy is not expected to materially affect the portfolio manager’s management of the Corporation’s portfolio. The collateral that can be held under the Corporation’s current fundamental policy is identical to that which could be held under the Corporation’s proposed fundamental policy. Under both the current and revised fundamental policy, the Corporation would be permitted to lend securities to broker-dealers, banks or other institutional borrowers.

The following is a description of the Corporation’s securities lending program and its risks.

JPMorgan Chase Bank, N.A. serves as lending agent (the “Lending Agent”) to the Columbia Family of Funds (which includes the Corporation) pursuant to a securities lending agreement (the “Securities Lending Agreement”) approved by the Corporation’s and other funds’ respective Board of Directors/Trustees. Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Corporation retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Corporation. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Risks of Securities Lending. Loans are subject to termination by the Corporation or a borrower at any time. The Corporation may choose to terminate a loan in order to vote in a proxy solicitation if the Corporation has knowledge of a material event to be voted on that would affect the Corporation’s investment in the loaned security. Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if the Corporation’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Corporation may use and the Corporation may lend securities to only one or a small group of borrowers. The Corporation’s participation in securities lending also subjects the Corporation to the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of the Corporation’s investments of the cash collateral declines below the amount owed to a borrower, the Corporation may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Corporation from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Columbia Management is not responsible for any losses incurred by the Corporation in connection with the securities lending program.

The affirmative vote of a majority of the outstanding voting securities of the Corporation is required for the adoption of this proposal. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Corporation means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Corporation or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Approval of the Change to the Corporation’s Fundamental Investment Policy.

Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than October 21, 2011. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 21, 2011 and no later than 5:00 P.M., Eastern time, October 21, 2011 to be eligible for presentation at the 2012 Annual Meeting. The Corporation’s current Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

Expenses

The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Columbia Management Investment Distributors, Inc. and CMIS, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 199 Water Street, New York, NY 10038, to assist in soliciting proxies for a fee of $10,000, plus expenses.
By order of the Board of Directors,

Scott R. Plummer
Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION
(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (“Board”) on January 12, 2011. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, Auditor’s Communication with Those Charged with Governance, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit

Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended that the Board approve the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Kathleen Blatz
Pamela G. Carlton
Anne P. Jones
John F. Maher

As approved on February 16, 2011

Managed by
Columbia Management Investment
Advisers, LLC,
a wholly owned subsidiary of
Ameriprise Financial, Inc.

Notice of Annual Meeting
of Stockholders
and
Proxy Statement

Time April 14, 2011
     2 p.m.

The Marquette Hotel
710 Marquette Avenue
Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in
the envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION 225 Franklin Street Boston, Massachusetts 02110	COMMON STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”), hereby appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER, CHRISTOPHER O. PETERSEN, JOSEPH D’ALESSANDRO and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments and postponements thereof (the “Meeting”), to be held at 2 P.M., local time, on April 14, 2011, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of each of the nominees of the Board of Directors (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and FOR the approval of the change to the Corporation’s fundamental investment policy regarding securities lending (Proposal 3). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-456-7915, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on April 13, 2011.

This method may also be available by telephone through the Corporation’s proxy solicitor.
	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on April 13, 2011.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and FOR the approval of the change to the Corporation’s fundamental investment policy regarding securities lending (Proposal 3), each as more fully described in the accompanying Proxy Statement.

Your Board
		Recommends		FOR all
1.	To elect three Directors.	FOR	WITHHOLD	nominees
		all nominees	all nominees	except
		☐	☐	☐

NOMINEES: Patricia M. Flynn, Stephen R. Lewis, Jr. and Catherine James Paglia

Instruction:  To withhold authority to vote for one or more individual nominees, mark “FOR all nominees except” and write the name(s) of such person(s) below:

Your Board
Recommends
2.	To ratify the selection of Ernst & Young LLP as the	FOR	AGAINST	ABSTAIN
	Corporation’s independent registered public accounting firm.	☐	☐	☐

Your Board
Recommends
3.	To approve the change to the Corporation’s fundamental	FOR	AGAINST	ABSTAIN
	investment policy regarding securities lending.	☐	☐	☐
4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:               , 2011

Signature

Additional Signature (if held jointly)

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in
the envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION 225 Franklin Street Boston, Massachusetts 02110	PREFERRED STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”), hereby appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER, CHRISTOPHER O. PETERSEN, JOSEPH D’ALESSANDRO and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments and postponements thereof (the “Meeting”), to be held at 2 P.M., local time, on April 14, 2011, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of each of the nominees of the Board of Directors (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and FOR the approval of the change to the Corporation’s fundamental investment policy regarding securities lending (Proposal 3). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-456-7915, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on April 13, 2011.

This method may also be available by telephone through the Corporation’s proxy solicitor.
	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on April 13, 2011.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and FOR the approval of the change to the Corporation’s fundamental investment policy regarding securities lending (Proposal 3), each as more fully described in the accompanying Proxy Statement.

Your Board
		Recommends		FOR all
1.	To elect three Directors.	FOR	WITHHOLD	nominees
		all nominees	all nominees	except
		☐	☐	☐

NOMINEES: Patricia M. Flynn, Stephen R. Lewis, Jr. and Catherine James Paglia

Instruction: To withhold authority to vote for one or more individual nominees, mark “FOR all nominees except” and write the name(s) of such person(s) below:

Your Board
Recommends
2.	To ratify the selection of Ernst & Young LLP as the	FOR	AGAINST	ABSTAIN
	Corporation’s independent registered public accounting firm.	☐	☐	☐

Your Board
Recommends
3.	To approve the change to the Corporation’s fundamental	FOR	AGAINST	ABSTAIN
	investment policy regarding securities lending.	☐	☐	☐
4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:               , 2011

Signature

Additional Signature (if held jointly)